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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of earliest event reported:  August 31, 1994


                               K N ENERGY, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Kansas                 1-6446                48-00290000
- --------------------------------------------------------------------------------
       (State or other         (Commission             (IRS Employer
       jurisdiction of         File Number)         Identification No.)
       incorporation)


        370 Van Gordon Street, P. O. Box 281304, Lakewood, CO 80228-8304
- --------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, include area code (303) 989-1740





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ITEM 5 - OTHER EVENTS

On July 13, 1994, pursuant to the Agreement of Merger dated March 24, 1994, among K N Energy, Inc. (K N), KNE Acquisition Corporation and American Oil and Gas Company (AOG), KNE Acquisition Corporation was merged with and into AOG in a transaction accounted for as a pooling of interests. The following unaudited Consolidated Statement of Income reflects one month of post-merger combined operations for K N and AOG.



CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
K N Energy, Inc. and Subsidiaries
(In Thousands Except Per Share Amounts)

                                                                 One Month Ended
                                                                    August 31
                                                                 ---------------
                                                                       1994
- --------------------------------------------------------------------------------

OPERATING REVENUES:
Gas Services . . . . . . . . . . . . . . . . . . . . . . .         $      81,554
Gas and Oil Production . . . . . . . . . . . . . . . . . .                 1,677
                                                                   -------------
Total Operating Revenues . . . . . . . . . . . . . . . . .                83,231
                                                                   -------------

OPERATING COSTS AND EXPENSES:
Gas Purchases  . . . . . . . . . . . . . . . . . . . . . .                57,772
Operations and Maintenance . . . . . . . . . . . . . . . .                12,451
Depreciation, Depletion and Amortization . . . . . . . . .                 4,516
Taxes, Other Than Income Taxes . . . . . . . . . . . . . .                 1,444
                                                                   -------------
Total Operating Costs and Expenses . . . . . . . . . . . .                76,183
                                                                   -------------
OPERATING INCOME . . . . . . . . . . . . . . . . . . . . .                 7,048
                                                                   -------------

OTHER INCOME AND (DEDUCTIONS):
Interest Expense . . . . . . . . . . . . . . . . . . . . .                (2,604)
Minority Interests . . . . . . . . . . . . . . . . . . . .                   (51)
Other, Net   . . . . . . . . . . . . . . . . . . . . . . .                    42
                                                                   -------------
Total Other Income and (Deductions)  . . . . . . . . . . .                (2,613)
                                                                   -------------

INCOME BEFORE INCOME TAXES . . . . . . . . . . . . . . . .                 4,435
Income Taxes . . . . . . . . . . . . . . . . . . . . . . .                 1,567
                                                                   -------------
NET INCOME   . . . . . . . . . . . . . . . . . . . . . . .                 2,868
Less-Preferred Stock Dividends . . . . . . . . . . . . . .                    53
                                                                   -------------
NET INCOME AVAILABLE FOR COMMON STOCK  . . . . . . . . . .         $       2,815
                                                                   =============

NUMBER OF SHARES USED IN COMPUTING EARNINGS
  PER COMMON SHARE . . . . . . . . . . . . . . . . . . . .                28,456
                                                                   =============

EARNINGS PER COMMON SHARE  . . . . . . . . . . . . . . . .         $        0.10
                                                                   =============





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              K N ENERGY, INC.

                                        By:   /s/ WILLIAM S. GARNER, JR.

                                              William S. Garner, Jr.
                                              Vice President, General Counsel
                                              and Secretary


Date:  October 7, 1994





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